SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           28-May-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   28-May-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 28-May-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         28-May-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        28-May-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    194,205,828       3,767,649          N/A 190,438,179
A-2    134,201,971       2,295,088          N/A 131,906,884
A-IO   280,788,669               0          N/A 275,605,029
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      389,782,000               0          N/A 384,325,000
R                0               0          N/A           0
Total  388,407,800       6,062,737           0  382,345,063



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      390,758               0     2.19500%
  A-2      273,101               0     2.22000%
 A-IO    1,550,123               0     6.15000%
  M-1       71,500               0     3.00000%
  M-2       64,442               0     3.70000%
    B       64,625               0     4.70000%
    X            0               0
    R            0               0     2.22000%
Total    2,414,549               0

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         18.838247    1.953792     0.000000      952.190896
A-2  22540V UG 5         16.393485    1.950722     0.000000      942.192025
A-IO 22540V UH 3          0.000000    5.332380     0.000000      948.073714
M-1  22540V UK 6          0.000000    2.750000     0.000000     1000.000000
M-2  22540V UL 4          0.000000    3.391667     0.000000     1000.000000
B    22540V UM 2          0.000000    4.308333     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      960.812381
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  230,341,009  159,440,991     389,782,000
     Scheduled Principal               124,619      102,597         227,217
     Prepays (Includes Curtail)      3,266,598    1,963,185       5,229,783
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           3,391,218    2,065,782       5,457,000
     Net Realized Losses                     0            0               0
Ending Balance                     226,949,791  157,375,209     384,325,000
Count                                    1,978        1,298           3,276

Prefunding Account:
Beginning Balance                   24,707,437            0      24,707,437
Subsequent Transfer                 24,707,437            0      24,707,437
Add to avail cert prin                       0            0               0
Ending Balance                               0            0               0

Ending Collateral Balance          226,949,791  157,375,209     384,325,000
Ending OC Amount                                                  1,979,938

Interest Distributions:
Sched Int (Net of Serv Fee)          1,742,111    1,190,823       2,932,934
Cap Int Account withdrawals                  0            0               0
Less Relief Act Int Short                    0            0               0
                                     1,742,111    1,190,823       2,932,934
Capitalized Interest Account:
Beginning Balance                            0            0               0
plus: Investment Income                      0            0               0
less: Cap Int Requirement                    0            0               0
less: Withdraw Overfunded Int                0            0               0
Ending Balance                               0            0               0

                                     GROUP 1      GROUP 2        TOTAL

Servicing Fee                           95,975       66,434         162,409
Trustee Fee                                960          664           1,624
Credit Risk Manager Fee                  3,359        2,325           5,684
FSA Premium                              9,710        6,710          16,420


Current  Advances                    1,621,152    1,112,670       2,733,821
Outstanding  Advances                2,005,549    1,385,219       3,390,769

Delinquency Information

     30-59 days delinq        60-89 days delinq        90+ days delq
Grp  Count         Bal        Count       Bal          Count           Bal
1    55            5,624,455  12          1,287,275    4               342,164
2    44            3,815,366  8           656,535      4               732,990
Total99            9,439,821  20          1,943,810    8               1,075,154
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     Foreclosure                   Bankruptcy
Grp  Count         Balance         Count       Balance
1    15            2,070,749       14          1,334,987
2    9             1,128,451       3           221,377
Total24            3,199,200       17          1,556,364

                   REO
Grp  Count         Balance         Market Value
1    0.00          0.00            0.00
2    0.00          0.00            0.00
Total0.00          0.00            0.00


Number of Loans with Prepayment Premiums                                 30
Amount of Prepayment Premiums                                       111,081


Delinquency Rate (> 60 Days)                                         2.0229%
Rolling Three Month Delinquency Rate                                 1.2627%


Realized Losses incurred during the related Due Period                    0
Cumulative Net Realized Losses since Startup Day                      1,029


Weighted Average Term to Maturity of Mortgage Loans                      343
Weighted Average Gross Coupon of Mortgage Loans                      9.5403%


Insured Payment on Class A                                                0

Net Excess Spread                                                    1.6953%


Net WAC (gross of FSA fee)                                           9.0070%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       16.1270%


Aggregate Repurchases                                                     0

Trigger Event Occurred                                                    NO

Balance of Liquidated Loans                                               0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA